                                                                   Exhibit 10.19
--------------------------------------------------------------------------------

                              ARAGON PLACE BUILDING

                              STANDARD OFFICE LEASE

                                       FOR

                               CENTENE CORPORATION

--------------------------------------------------------------------------------

                              ARAGON PLACE BUILDING
                              STANDARD OFFICE LEASE


                                TABLE OF CONTENTS
                                -----------------



ARTICLE                                INDEX                            PAGE
-------                                -----                            ----
Article 1                Parties and Reference Data                       1
Article 2                Demising Clause                                  1
Article 3                Term and Possession                              2
Article 4                Rent and Other Charges                           2
Article 5                Security Deposit                                 3
Article 6                Services By Landlord                             3
Article 7                Repair and Maintenance                           4
Article 8                Tenant Improvements                              4
Article 9                Surrender Upon Termination                       4
Article 10               Tenant's Default                                 4
Article 11               Right of Entry                                   5
Article 12               Fire and Other Casualty                          5
Article 13               Insurance and Waiver of Recovery                 5
Article 14               Condemnation                                     5
Article 15               Assignment and Subletting                        6
Article 16               Liability                                        6
Article 17               Restrictions on Use                              6
Article 18               Substitute Premises                              6
Article 19               General Provisions                               7
Exhibit A                Floor Plan
Exhibit B                Tenant Finish Floor Plan
Exhibit C                Work to be Performed on the Premises
Exhibit D                Certificate of Occupancy
Exhibit E                Lien Waivers


                              ARAGON PLACE BUILDING
                              STANDARD OFFICE LEASE


                                    ARTICLE 1
                           PARTIES AND REFERENCE DATA
                           --------------------------

        As used in this Lease, the following terms shall have the following meanings:

     1.1 Landlord: Clayton Investors Associates LLC, a Delaware limited liability company, having as its address for notice purposes 50 South Bemiston Avenue, Suite 100, Clayton, Missouri 63105, Attn: J. John Reis.

     1.2 Tenant: Centene Corporation, a Wisconsin corporation, having as its address for notice purposes 7711 Carondelet Avenue, Suite 600, Clayton, MO 63105, Attn.: Ms. Kathy Tordik.

     1.3       Date of this Lease:              February 22, 1999

     1.4       Date of Final Space Plan:        February 11, 1999
               Landlord's Plan Submittal Date:  February 17, 1999
               Tenant's Plan Approval Date:     February 21, 1999

     1.5       Lease Commencement Date:         April 1, 1999
               Rent Commencement Date:          April 1, 1999
               Lease Expiration Date:           March 31,2004

     1.6       Term: Five (5) years

     1.7 Building: The office building in the City of Clayton, County of St. Louis, known and numbered as the Aragon Place Building, 7711 Carondelet Avenue, Clayton, Missouri 63105, including all facilities and improvements thereon.

     1.8 Premises: The Premises shall be located on floors 5, 6 & 8, and shall be known as Suites 508, 600 and 800, and effective November 1, 1999, Suite 808; located in the Building as depicted in Exhibits A and B of this Lease and as improved in accordance with the provisions of Exhibit C of this Lease. Simultaneous with the commencement of this Lease is the termination of the Lease between Clayton Investors Associates, LLC and Centene Corporation for Suites 508 & 600 dated December 2, 1996 and the Lease for Suite 406 dated March 30, 1998.

     1.9 Permitted Use: The Premises shall be used and occupied by Tenant for general office use and for no other purpose whatsoever; provided, however, that Tenant shall not use or occupy the Premises for any unlawful business use or purpose.

     1.10      Annual Base Rent and Monthly Base Rent Installment:

                    From 04/01/1999 -- 03/31/2000; Annually $388,668.00;
                      Monthly $32,389.00.

                    From 04/01/2000 -- 02/28/2002; Annually $450,684.00;
                      Monthly $37,557.00.

                    From 03/01/2002 -- 03/31/2004; Annually $499,164.00;
                      Monthly $41,597.00.

     1.11      Public Liability Insurance Required: $1,000,000.00.

     1.12      Security Deposit: N/A

     1.13 Expense Stop Amount: The Expense Stop Amount for Suites 508 and 600 shall be based upon Expenses, as defined in Section 4.2 of the Lease, of the Building for the 1996 (01/01/96 -- 12/31/96) calendar year. The Expense Stop Amount for Suites 800 and 808 shall be based upon the Expenses, as defined in
Section 4.2 of the Lease, of the Building for the 1998 (01/01/98 -- 12/31/98) calendar year.

     1.14      Brokers: Insignia/ESG, Inc.
                        Party responsible for payment: Landlord.

     1.15      Addendum: N/A

     1.16 Exhibits: The following Exhibits attached to this Lease are incorporated herein by this reference:

               Exhibit A.  Floor Plan
               Exhibit B.  Tenant Finish Floor Plan
               Exhibit C.  Work to be Performed on the Premises
               Exhibit D.  Certificate of Occupancy
               Exhibit E.  Lien Waivers


                                    ARTICLE 2
                                 DEMISING CLAUSE
                                 ---------------

     Landlord, for and in consideration of the rents, covenants and agreements hereinafter mentioned and hereby agreed to be paid, kept and performed by Tenant, does hereby lease to Tenant, and Tenant does hereby lease from Landlord, the Premises on the terms and conditions contained herein.

                                    ARTICLE 3
                               TERM AND POSSESSION
                               -------------------

     3.1 Term. The Term shall commence on the Lease Commencement Date and shall continue for the Term, unless earlier terminated as provided for herein.

     3.2 Possession. If the Premises are not available or ready for occupancy on the Lease Commencement Date, and such unavailability or unreadiness is not occasioned or caused by Tenant (such as Tenant's failure to promptly approve plans, make material or color selections, make improvements to the Premises which are to be made by Tenant or make other decisions which are necessary to prepare the Premises for occupancy), then the Lease Commencement Date shall be the first day after the Premises is available and ready for occupancy, and the Lease Expiration Date shall be adjusted accordingly. Subject to the availability of the Premises and with the prior approval of Landlord, Tenant shall have the right prior to the Lease Commencement Date to enter upon the Premises at reasonable times for the purpose of preparing the Premises for its intended use. The Premises shall be deemed ready for occupancy if only insubstantial details of construction, decoration or mechanical adjustments remain to be done. The determination of Landlord's tenant finish representative for the Building shall be final as to whether the Premises are ready for occupancy. Tenant's taking possession of any portion of the Premises shall be conclusive evidence that such portion of the Premises was in good order and satisfactory condition when Tenant took possession, except as to damage caused by Tenant or Tenant's agents. On the date on which Tenant takes possession of the Premises, the parties shall execute a Certificate of Occupancy in the form attached hereto as Exhibit D confirming the Lease and Rent Commencement Dates and setting forth any incomplete items (if any), but failure to execute such document shall not in any manner affect the obligations of the parties hereunder. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building, or with respect to the suitability of either for the conduct of Tenant's business. If by mutual consent of Landlord and Tenant, Tenant takes possession of the Premises prior to the Lease Commencement Date, then during such pre-term period, Tenant shall pay rent as herein established on a prorata basis and such occupancy shall be under all of the terms and conditions of this Lease, but such pre-term occupancy shall not affect this Lease as herein otherwise established

     3.3 Common Areas. Tenant shall have the nonexclusive right to use, in common with other tenants in the Building and subject to the building rules, the common areas in the Building.


                                    ARTICLE 4
                             RENT AND OTHER CHARGES
                             ----------------------

     4.1 Rent. Commencing on the Rent Commencement Date, Tenant shall pay to Landlord the Annual Base Rent, payable in the Monthly Base Rent Installment specified in Article a 1.10 to Landlord at the location designated in Article
1.1 or at the place designated from time to time by Landlord in advance and without demand on the first day of each and every month throughout the Term of this Lease. The Rent for any partial month shall be prorated on the basis of thirty (30) days to the month and shall be paid on the first day of such partial period. In addition, Tenant shall pay to Landlord all charges for any services, goods, or materials furnished by Landlord at Tenant's request, which are not required to be furnished by Landlord under this Lease, within thirty (30) days after Landlord renders a statement therefore to Tenant. All sums hereunder are payable without deduction, abatement or setoff of any nature whatsoever. All past due obligations of Tenant shall bear interest at the rate of 1.833% per month or, if such rate be unlawful, at the highest lawful rate.

     4.2 Operating Cost Reimbursement. The Annual Base Rent shall be adjusted from time to time in accordance with this section to reflect increases in the expense of operating the Building ("Operating Costs"). The Annual Base Rent, including the adjustments made pursuant to this section, is referred to in this Lease as the "Rent". Landlord, during the last month of the Building's fiscal year or as soon thereafter as practical, shall give Tenant written notice of Landlord's estimate of increases in Operating Costs for the ensuing fiscal year as compared to the Expense Stop Amount. As used herein ("Tenant's Prorata Share") shall be the ratio of the Premises to the total leasable area of the Building. On or before the first day of each and every month during the ensuing fiscal year, Tenant shall pay to Landlord 1/12th of Tenant's Prorata Share of each estimated amount. If at any time(s) it appears to Landlord that the actual costs for the current fiscal year will vary from Landlord's estimate by more than ten percent (10%), Landlord may, by written notice to Tenant, revise Landlord's estimate for such year and revise the 1/12th billing accordingly.

     As soon as practical after the end of each fiscal year where estimated increases in Operating Costs are required by this Lease to be paid, Landlord shall send to Tenant a statement of the actual amount of the preceding fiscal year's increase (if any) over the Expense Stop Amount. If the estimated amount exceeded the actual amount paid by Tenant, such excess amount shall be credited to Tenant within thirty (30) days from the date of the statement. If the estimated amount was less than the actual amount owed to Landlord, then Tenant shall pay to Landlord such difference within thirty (30) days from the date of the statement. If at the end of the Building's fiscal year less than twelve (12) months remain on this Lease, the final estimated increase being paid by Tenant in the final lease year shall prevail to the end of this Lease.

Operating Costs shall include all costs of administration, operation, repairs, maintenance, utilities, insurance and taxes, but shall not include federal or state income taxes, tenant alterations, leasing commissions, interest expense, debt service, capital items, or depreciation. If the Building is not fully leased or if Landlord is not providing standard building services to all tenants during any calendar year, actual Expenses shall be adjusted to reflect a fully serviced and leased Building for the purpose of making the adjustment to Annual Base Rent. In order to avoid distortion and inequity, the following items shall be considered operating expenses and amortized over the life of the items: (i) capital items made after the commencement of this Lease that produce a reduction in energy consumption or Operating Costs; (ii) capital items caused by governmental requirements imposed after the commencement of this Lease.

     4.3 Inspection. Tenant may inspect the books of the Building with respect only to the Operating Costs of the Building at the office of the property manager for the Building during normal business hours, provided such inspection is requested within thirty (30) days from the statement date. Such inspection, however, shall not extend the due date for payment. Unless Tenant asserts specific error(s) within forty-five (45) days of statement date, the statement shall be deemed to be correct. In the event of any dispute under this paragraph, the determination of the independent certified public accountant then servicing Landlord's books relating to the Building shall be binding on all parties.


                                    ARTICLE 5
                                SECURITY DEPOSIT
                                ----------------

     Simultaneous, with the execution of this Lease, Tenant shall deposit with Landlord the Security Deposit as specified in Article 1.12 to be held to guarantee the faithful performance by Tenant of all of Tenant's obligations under this Lease. Any interest earned thereon shall be the property of Landlord. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to cure such default, the remaining balance to be returned by Landlord to Tenant after termination of this Lease. Such Security Deposit shall not be considered an advance payment of Rent or a measure of Landlord's damage in case of default.


                                    ARTICLE 6
                              SERVICES BY LANDLORD
                              --------------------

     Landlord covenants and agrees:

     a. to furnish heat and air conditioning to provide a seasonable temperature (subject to governmental regulations) for normal occupancy and use of the Premises (defined as a density not to exceed one (1) person per 175 usable square feet in the Premises) under normal business operations daily from 8:00 A.M. to 6:00 P.M., Saturdays from 8:00 A.M. to 1:00 P.M., Sundays and legal holidays excepted ("Normal Business Hours");

     b. to provide elevator service during normal business hours and to have at least one (1) elevator subject to call at all other times;

     c. to provide water for lavatory and drinking purposes in places designated by Landlord;

     d. To provide maintenance services to keep the public areas of the Building in good order and to cause the Premises to be cleaned by sweeping floors, dusting the surfaces of normal office furniture, and emptying wastebaskets on each business day, and to cause the floors of the public areas and the Premises to be waxed or vacuumed and the windows to be cleaned at reasonable intervals;

     e. To furnish the labor necessary to relamp all fluorescent light fixtures installed by Landlord in the Premises;

     f. To provide electrical service at those points of connection provided and installed by Landlord and in the manner and to the extent deemed by Landlord to be standard. Tenant shall report to Landlord any material deficiency in the services provided by Landlord or Landlord's Agents. Normal electrical consumption on the Premises is as follows: electricity consumed by Tenant for normal use of fluorescent lighting and small office machines aggregating not more than four (4) watts per square foot per hour for normal business hours. Tenant will not be allowed to exceed any of the amounts of electricity in the Premises as herein referenced without Landlord's prior written approval. If Tenant receives Landlord's written approval, Tenant is responsible for all expenses associated with such excess electrical consumption. Landlord reserves the right to install submeters or to conduct an electric consumption audit to determine electrical consumption on the Premises at the expense of Landlord. If desired by Tenant, a master meter may be installed at Tenant's expense. Landlord shall have access to such metering devices at all reasonable times and shall prepare a separate monthly statement of the excess utilities used by such equipment based on the utility rates established from time to time by the public utility furnishing such service. Tenant shall pay the amounts shown on such statements to Landlord within thirty (30) days of receipt;

Tenant acknowledges that any one or more such services may be suspended by reason of accident, repair, alterations or improvements necessary to be made, strikes, lockouts, governmental restrictions, regulations or controls or causes beyond the reasonable control of Landlord. No interruption, change or malfunction of any of the services to be furnished by Landlord hereunder shall constitute an eviction or disturbance of Tenant's use and possession of the Premises or the Building or a breach by Landlord of any of Landlord's obligations hereunder or render Landlord liable for damages or entitle Tenant to be relieved from any of Tenant's obligations hereunder or grant Tenant any right of setoff or recoupment. Landlord will, however, use reasonable diligence to restore any such interrupted service except where such event is required or recommended by governmental authority.

                                    ARTICLE 7
                             REPAIR AND MAINTENANCE
                             ----------------------

     Landlord will, at Landlord's own cost and expense, except as may be provided elsewhere herein, make the necessary repairs of damage to the Building's corridors, lobby, structural members and equipment used to provide services furnished by Landlord hereunder, unless any such damage is caused by acts or omissions of Tenant, Tenant's agents, or employees, in which event Tenant will bear the cost of such repairs. Tenant will not injure the Premises or the Building, but will maintain the Premises in a clean, attractive condition and in good repair, except as to damage to be repaired by Landlord as provided above and except for the cleaning services to be rendered by Landlord as provided in Article 6.


                                    ARTICLE 8
                               TENANT IMPROVEMENTS
                               -------------------

     Tenant shall not, without the prior written consent of Landlord, make any alterations, improvements or additions to the Premises (hereinafter referred to as a "Change"). If Landlord consents to a Change it may impose such conditions with respect thereto as Landlord deems appropriate, including without limitation, requiring Tenant to furnish Landlord security for the payment of all costs to be incurred in connection with the Change, insurance against liabilities which may arise out of such work and the plans and specifications together with all necessary permits for such Change. The work necessary to make the Change shall be done at Tenant's expense by employees or contractors hired by Landlord except to the extent that Landlord may agree otherwise, and shall be performed in such manner and at such times as Landlord shall direct to minimize disturbance to other tenants. Tenant shall promptly pay, when due, the cost of all such work and of all decorating required by reason thereof. Tenant shall also pay to Landlord a percentage of the cost of such Work (such percentage to be established on a uniform basis for the Building) sufficient to reimburse Landlord for all expenses arising from Landlord's involvement with such work. Upon completion of such work, Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors affidavits and full and final waivers of all liens for labor, services or materials (in the form attached hereto as Exhibit E). Tenant shall indemnify, defend and hold harmless Landlord and the Building from all costs, damages and liens and expenses related to such work. In connection with such work Tenant shall never be deemed an agent of Landlord. All work done by Tenant or Tenant's contractors shall be done in a first class workmanlike manner using only good grades of materials and shall comply with all union and insurance requirements and all Conditions. Any Change shall (without compensation to Tenant) become Landlord's property at the termination of the Term, and shall, unless Landlord requests otherwise, be relinquished to Landlord in good condition, ordinary wear excepted.


                                    ARTICLE 9
                           SURRENDER UPON TERMINATION
                           --------------------------

     9.1 Surrender. At the expiration of this Lease, Tenant shall surrender the Premises broom cleaned and in as good condition as it was at the beginning of the Term, reasonable use and wear and tear excepted. Tenant shall also surrender to Landlord all keys to the Premises and the Building. Prior to the expiration of this Lease, Tenant shall remove all personal property. If Tenant fails to remove personal property or fails to leave the Premises in the condition described above, Landlord may remove such personal property and restore the Premises and charge Tenant for such removal and restoration.

     9.2 Holding Over. If Tenant without the consent of Landlord retains possession of the Premises or any part thereof after termination of the Term, Tenant shall pay to Landlord Rent at a rate equal to two hundred percent (200%) of the Rent payable for the month immediately preceding the commencement of said holding over computed on a per month basis for each month or part thereof (without reduction for any partial month) that Tenant remains in possession, and in addition thereto, Tenant shall pay Landlord all direct and consequential damages sustained by reason of Tenant's retention of possession. Such retention of possession shall constitute a month to month lease terminable in accordance with law.


                                   ARTICLE 10
                                TENANT'S DEFAULT
                                ----------------

     If Tenant defaults in the payment of Rent, or any other monetary obligation hereunder, for more than five (5) business days after written notice of such default by Landlord, or if Tenant defaults in the performance of any other covenant, agreement, condition, rule or regulation herein contained or provided for, or hereafter established for more than twenty (20) days after written notice of such default by Landlord, then (in addition to and as an alternative to all other legal remedies) Landlord shall have the right either to (i) terminate this Lease and Tenant's right to possession of the Premises, or to
(ii) terminate only Tenant's right to possession of the Premises; and in either such event, Landlord shall have the right to re-enter and/or repossess the Premises, and dispose and remove therefrom Tenant, or other occupants thereof, and their effects, and alter the locks and other security devises at the Premises, all without being liable for any prosecution or damages therefore. In either event Landlord shall be entitled to recover from Tenant, in addition to the Rent, all expenses incurred in connection with such default, including repossession costs, legal expenses and attorney's fees (whether or not suit is filed), and all expenses incurred in connection with efforts to relet the Premises, including cleaning, altering, advertising and brokerage commissions; and all such expenses shall be reimbursed by Tenant as additional Rent, whether or not such default is subsequently cured. If Landlord elects to terminate only Tenant's right to possession, then Landlord may, at Landlord's option, accelerate the entire amount then remaining unpaid under this Lease and recover same forthwith from Tenant, together with all other charges recoverable hereunder, and thereafter Landlord shall pay over to Tenant the net proceeds of any total or partial reletting. If Landlord terminates only Tenant's right to possession, then Landlord may relet the Premises for the account of Tenant (either in the name of the Landlord or Tenant). Except as otherwise provided herein, Tenant waives demand for Rent, demand for possession, notice of forfeiture, notice of termination, and any and all other demands or notices required by law.

                                   ARTICLE 11
                                 RIGHT OF ENTRY
                                 --------------

     Landlord and Landlord's representatives may enter the Premises at any reasonable time for the purpose of inspecting the Premises, performing Landlord's obligations under this Lease, performing any work which Landlord elects to undertake for the safety, preservation, benefit or welfare of the Building or other tenants thereof, performing any work which Landlord elects to undertake made necessary by reason of Tenant's default, or exhibiting the Building or Premises for sale, lease or financing during the last year of the Term of this lease.


                                   ARTICLE 12
                             FIRE AND OTHER CASUALTY
                             -----------------------

     If at any time during the Term of this Lease, the Premises or any portions of the Building shall be damaged or destroyed by fire or other casualty so as to render the Building unquestionably untenantable for 120 days or render the Premises unquestionably untenantable for 120 days or twenty percent (20%) of the unexpired term, whichever is less, then either party may elect, within thirty (30) days from the date of casualty, to terminate this Lease on the tenth
(10th) day after such election. Any dispute hereunder shall be determined by an independent architect selected by Landlord.

     In any of the aforesaid circumstances, Rent shall abate proportionately during the period and to the extent that the Premises is unfit for use by Tenant in the ordinary conduct of Tenant's business. If this Lease is not terminated by reason of such casualty, then Landlord shall repair and restore the Building and Premises at Landlord's expense, with all reasonable speed and promptness, subject to delays arising from shortage of labor or material, acts of god, war or other conditions beyond Landlord's reasonable control; provided, however, that Landlord shall not be required to restore any alterations, additions or improvements made by or for Tenant which would not belong to Landlord upon the expiration of this Lease.


                                   ARTICLE 13
                        INSURANCE AND WAIVER OF RECOVERY
                        --------------------------------

     13.1 Insurance. Tenant shall at all times during the Term maintain in full force and effect with respect to the Premises public liability insurance having the limits set forth in Article 1.11 hereof, all risk property insurance upon all property owned or used by Tenant in the Premises in an amount not less than ninety percent (90%) of the full replacement cost thereof, workers' compensation and employer's liability insurance in form and amount required by law, and such other coverage as may be reasonably required by Landlord or any mortgagee of the Building, each in the standard form generally of use in the State of Missouri in a company satisfactory to Landlord. The amount of such insurance coverage shall be subject to increase upon the reasonable request of Landlord. Such insurance shall be subject to modification or cancellation only upon ten (10) days' notice to each certificate holder. Tenant, at or prior to the Lease Commencement Date, and thereafter not less than thirty (30) days prior to the expiration of any such policy, shall furnish Landlord with a certificate of insurance in such coverage, such certificate to be in a form acceptable to Landlord and any mortgagee of the Building and, at the request of Landlord, to name Landlord and any such mortgagee as an additional insured as their interests may appear (or in the case of a mortgagee, by means of a standard mortgagee endorsement).

     13.2 Waiver of Recovery. Notwithstanding anything herein to the contrary, Landlord and Tenant and all parties claiming under them hereby mutually release and discharge the other from all claims and liabilities arising from or caused by any hazard covered by insurance on the Building or Premises, or covered by insurance in connection with property on or activities conducted at the Building or Premises, regardless of the cause of the damage or loss. This release shall apply only to the extent that such loss or damage is covered by insurance and only so long as the applicable insurance policies contain a clause to the effect that this release shall not effect the right of the insured to recover under such policies.


                                   ARTICLE 14
                                  CONDEMNATION
                                  ------------

     If all of the Premises is taken by condemnation, this Lease shall terminate on the date when the Premises shall be so taken, and Rent shall be apportioned as of that date. If part of the Building or Premises is taken by condemnation and the Building or Premises is thereby rendered not reasonably suitable for the continued conduct of Landlord's or Tenant's business, taking into consideration the nature, size and scope of such business immediately prior to the taking, then either party may elect by giving written notice to the other, to terminate this Lease. In the event of such termination, all charges and Rent shall be apportioned as of the date of taking. If the taking involves a part of the Premises and if neither party elects to terminate this Lease, then with respect to the part not taken the Rent shall be reduced by the value that the condemned part bears to the total value of this Premises, in which event Landlord shall restore the Premises to an architecturally complete unit. No part of any award shall belong to Tenant, except for amounts awarded directly to Tenant by the condemning authority.

                                   ARTICLE 15
                            ASSIGNMENT AND SUBLETTING
                            -------------------------

     Tenant shall not assign, mortgage or encumber this Lease. nor Sublet or permit the Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance, and any attempt to do any of the foregoing without Landlord's consent shall be void. Landlord, however, shall not unreasonably withhold the consent to an assignee or subtenant provided the assignee's or subtenant's occupancy and use of the space, in the reasonable judgment of Landlord, is similar to that of other tenants in the Building and is not detrimental to the Building or any other tenants of the Building. In no event shall this Lease be assigned or the Premises sublet for a rent less than Landlord's schedule of rents for comparable space in the Building at the time. Tenant's request for Landlord's consent to an assignee or subtenant shall be in writing and accompanied by: (i) a true copy of the documents of assignment or subletting, and (ii) information respecting the responsibility, reputation, financial condition and business of the proposed assignee or subtenant. Such request shall create in Landlord an option to terminate this Lease as to the portion of the Premises covered by the request and reduce Tenant's rental in proportion to the space to be deleted. Said termination option must be exercised within fifteen (15) days after receipt of such request. Notwithstanding any consent by Landlord to an assignment or subtenancy, Tenant shall remain jointly and severally liable (along with each approved assignee or subtenant who shall automatically become liable for obligations of Tenant hereunder), and Landlord shall be permitted to enforce the provisions of this instrument directly against the undersigned Tenant and/or assignee or subtenant without proceeding in any way against any other person. In any case where Landlord consents to any such assignment, sublease or other transaction, Landlord may require that
Tenant pay Landlord a reasonable sum for attorney's fees arising incident to such transaction. In no event shall any assignee or subtenant have any right to make alterations in the Premises without the prior written consent of Tenant and Landlord. If Tenant is permitted to sublease or assign at a Base Rent in excess of that provided for herein, such excess shall be paid by Tenant to Landlord as received.


                                   ARTICLE 16
                                    LIABILITY
                                    ---------

     Notwithstanding any other provision hereof to the contrary, Landlord or Landlord's agents shad not be liable for any damage to property entrusted to employees or agents of Landlord, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever. Landlord or Landlord's agents shall not be liable for interference with the light or other incorporeal hereditaments, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or building equipment.


                                   ARTICLE 17
                               RESTRICTIONS ON USE
                               -------------------

     Tenant shall not smoke nor allow, permit or suffer any noise or odor to escape from the Premises in a manner which will disturb other occupants of the Building, or occupy the Premises in such manner to disturb the peaceful and quiet occupancy of the other tenants of the Building or constitute a public or private nuisance, or keep open any exterior or corridor door thereto, or permit any portion of the Premises visible from the exterior thereof to become unsightly or in disrepair, or to bring into the Building any hazardous material, or permit any unsafe or hazardous condition to exist in the Premises.

No sign, fixture, advertisement or notice shall be displayed, inscribed, painted or affixed by Tenant on any part of the inside or outside of the Building without the prior written consent of Landlord. Tenant shall not install any draperies, shades or blinds visible from the exterior of the Building, unless the color, materials, shape, style and size have the prior approval of Landlord. Tenant shall not install or permit the installation of vending machines or other special equipment in the Premises without prior written consent of Landlord. Movement in and out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials, shall be done only during the hours designated by Landlord and by means of elevator and exit designated by Landlord. Tenant shall cooperate with Landlord in securing the Building during non-normal business hours.


                                   ARTICLE 18
                               SUBSTITUTE PREMISES
                               -------------------

     If, during the Term, Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the Building planning program, upon notifying Tenant in writing, Landlord shall have the right to move Tenant to a substitute premises in the Building, at Landlord's sole cost and expense, and the terms and conditions of this Lease shall remain in full force and effect, save and excepting that a revised Exhibit A and B shall become part of this Lease and shall reflect the location of the new space and Article 1 of this Lease shall be amended to include all correct data as to the new space. Landlord shall give Tenant at least sixty (60) days notice of Landlord's intention to relocate the Premises. Tenant shall have thirty (30) days from the date of Landlord's notice to accept or reject the substitute premises. If Tenant refuses to accept the substitute premises or fails to reply to Landlord's notice within the time stated, this Lease shall terminate upon Tenant vacating the Premises or upon three (3) months from the date of Landlord's notice to Tenant, whichever occurs first.

                                   ARTICLE 19
                               GENERAL PROVISIONS
                               ------------------

     19.1. Notices: Any notice under this Lease shall be in writing and shall be deemed to be duty given only when mailed by certified mail, addressed to Landlord at the address at which it receives rent or addressed to Tenant at the Premises.

     19.2. Successors And Assigns: The covenants, conditions and agreements contained in this Lease shall run with the land and be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and such assigns and subtenants as may be permitted hereunder; provided however, that upon the transfer of Landlord's interest hereunder the transferor shall have no liability for causes of action or defaults accruing thereafter.

     19.3. Whole Contract: This Lease, together with all the Exhibits referenced in Article 1 and Addendum, if any, constitutes the sole and entire contract between the parties relative to the Premises, and shall be binding upon the parties hereto and their respective heirs, personal representatives, executors, successors and permitted assigns, as the case may be. No representations as to the Premises have been made by Landlord to Tenant either directly or indirectly prior to or at the execution of this Lease that are not herein expressed.

     19.4. Applicable Law and Partial Invalidity: This Lease shall be governed by and enforced in accordance with the laws of the State of Missouri. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision.

     19.5. Amendment: This Lease may not be altered, amended, modified, or extended except by written instrument signed by Landlord and Tenant

     19.6 Waiver: The waiver by Landlord of any breach of any term, condition or covenant of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other term, condition or covenant of this Lease. No failure by Landlord to take action against Tenant on account of any failure by Tenant to perform any of Tenant's obligations under this Lease shall be deemed to be a waiver by Landlord, except only where Landlord has provided to Tenant a written waiver, signed by Landlord.

     19.7 Brokerage: Each of the parties hereto warrants to the other that, except as set forth in Article 1 hereof, such party has not obligated the other party for any finders', brokers' or other agents' commission, fees or other remuneration in connection with this Lease; and Tenant shall indemnify and hold Landlord harmless from and against any and all claims for such fees alleged to have been incurred by Tenant.

     19.8 Estoppel: Within ten (10) days after request by Landlord or any mortgagee of Landlord or any proposed purchaser of the Building, Tenant shall deliver to Landlord or any proposed mortgagee or purchaser of the Building, a Lease Estoppel Certificate in the Building standard form, certifying, if such be the case, that this Lease is in full force and effect, and unmodified (or stating any modifications), that Tenant is in possession of the Premises, that Tenant has commenced the payment of Rent required under this Lease, that there are no defenses or offsets to this Lease claimed by Tenant as of the date of such Lease Estoppel certificate, that to the best of Tenant's knowledge, Landlord is not in default hereunder, the dates to which any Rent or other charge has been paid in advance, and such other information as may be requested.

     19.9. Subordination: The Lease is hereby made subject, junior and subordinate to the Mortgage or Deed of Trust and to all renewals, modifications, consolidations, replacements and extensions of the Mortgage or Deed of Trust so that all rights of the Tenant under the Lease shall be subject, junior and subordinate to the rights of the Mortgagee or beneficiary of a Deed of Trust and to all renewals, modifications, consolidations, replacements and extensions of the Mortgage or Deed of Trust as fully as if such instruments had been executed, delivered and recorded prior to the Lease, all on the conditions and subject to the other provisions of this Agreement.

     19.10 Attornment: Tenant agrees to recognize the Mortgagee lender or holder under the Mortgage or beneficiary of a Deed of Trust or any purchaser at a foreclosure sale involving the Mortgage or Deed of Trust as its landlord under the Lease without the necessity of any other or further attornment than in this paragraph contained (and this paragraph shall be considered an attornment). Tenant hereby waives any and all rights to termination of the Lease by reason of the foreclosure of the Mortgage or Deed of Trust, and if any court holds the Lease to be terminated by reason of a foreclosure of the Mortgage or Deed of Trust, this Agreement shall be deemed to be a new lease between the purchaser at such foreclosure, as landlord, and Tenant, as tenant, for the balance of the term of the Lease for the same demised premises at the same rental therein provided and upon the identical terms and conditions as therein provided. Also in the event of any such holding, at the written request of Tenant or the purchaser at the foreclosure, Tenant and such purchaser at foreclosure shall execute and deliver to each other a new lease for the balance of the term of the Lease for the same demised premises at the same rental therein provided and upon the same terms and conditions as therein provided.

     19.11. Authority: Tenant, in the event that it is a Corporation, hereby covenants and warrants that (a) it is duty authorized to do business in the State of Missouri; (b) the person executing this lease on behalf of Tenant is an officer of Tenant duly authorized by Tenant to sign and execute this Lease on Tenant's behalf; and (c) this Lease is a valid and binding obligation of Tenant, enforceable in accordance with the Lease's terms.

     19.12. Non-Binding Unless Signed: Submission of the form of this Lease for examination shall not bind Landlord in any manner, and no lease or other obligation of Landlord shall arise until this instrument is signed by both Landlord and Tenant, approved by the holder of any mortgage, deed of trust or other financial encumbrance on the Building having such approval rights, and delivery is made to each party.

     19.13. Rights: No rights to any view or to light or air over any property, whether belonging to Landlord or any other person are granted to Tenant by this Lease.

     19.14. Requirements of Lender: If a lender requires as a condition to lender's lending funds, the repayment of which is to be secured by a financial encumbrance on the Building, that certain modifications be made to this Lease, which modifications will not require Tenant to pay any additional amounts or otherwise materially change the rights or obligations of Tenant hereunder, Tenant shall, upon Landlord's reasonable request, execute appropriate instruments effecting such modifications.

     19.15. Confidentiality: The terms and conditions of this Lease are confidential and may not be disclosed by Tenant or Tenant's Representatives to any third parties without the prior written consent of Landlord.

     19.16. Landlord's Default: In the event of any default on the part of Landlord, Tenant shall give notice by certified mail to any holder of a financial encumbrance covering the Building, whose address shall have been furnished to the Tenant, and shall offer such holder a reasonable opportunity to cure the default, including time to obtain possession of the Building by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

     19.17. Landlord's Rights: Landlord shall, from time to time, have the right to change the name of the Building and to make, establish and promulgate reasonable rules and regulations for the Building, and the occupants and tenants thereof, and Tenant shall observe, keep and comply with such rules and regulations. In no event shall Landlord be liable to Tenant for consequential or incidental damages arising out of or relating to this Lease.

     19.18. Property Taxes: Tenant shall be liable for and shall pay before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in the Premises.

     19.19. Headings: The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     19.20. Interpretation Of Words: All words which refer to Landlord and Tenant shall be considered to be of the gender and number required, and if Tenant be more than one person, the provisions hereof shall apply to them jointly and severally.

     19.21. Time Of The Essence: Time is of the essence with respect to the performance and observance of all of the terms, covenants and conditions hereof by Tenant.

     19.22. Indemnification: Tenant shall defend, indemnify and hold harmless Landlord and its representatives, affiliates and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including attorneys' fees) arising from (1) any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property arising from any occurrence on the Premises, or (2) Tenant's failure to perform its obligations under this Lease. If any proceeding is filed for which indemnity is required hereunder, Tenant agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to Landlord.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

                                          Landlord:
                                          Clayton Investors Associates

Tenant:                                   By: Insignia/ESG, Inc.
Centene Corporation                           a Delaware Corporation
                                              Its: Agent

    By: /s/ illegible                     By: /s/ illegible
       ------------------------              --------------------------------
    Title: President and CEO              Title:  Vice President
          ---------------------                  ----------------------------

                                  EXHIBIT A 2
                                   FLOOR PLAN
                                   ----------





                       [GRAPHIC OF EXHIBIT A 2 FLOOR PLAN]

                                  EXHIBIT A 1
                                   FLOOR PLAN
                                   ----------

                       [GRAPHIC OF EXHIBIT A 1 FLOOR PLAN]

                                    EXHIBIT C
                      WORK TO BE PERFORMED ON THE PREMISES
                      ------------------------------------

     A. Construction. Based on the space plan dated February 11, 1999, approved by both Landlord and Tenant and included herein as Exhibit B, Landlord shall construct the improvements to the Premises.

     In the event that Tenant requests any modifications to the Approved Construction Documents ("Change Orders"), Tenant, upon written approval from the Landlord of the Change Order, will pay Landlord the total amount of such costs within ten (10) days of Landlord's approval of the Change Order.

                                    EXHIBIT D
                            CERTIFICATE OF OCCUPANCY
                            ------------------------

TENANT: CENTENE CORPORATION

LANDLORD: CLAYTON INVESTORS ASSOCIATES LLC

BUILDING: ARAGON PLACE

PREMISES: SUITES 500, 600, 800, 807, 808 & 810

DATE OF ORIGINAL LEASE EXECUTION:
                                  -------------------------

     This Certificate of Occupancy is executed by Tenant and Landlord pursuant to the provisions of the Lease referenced above, and shall be attached thereto and become a part thereof for all purposes.

     1. Tenant hereby acknowledges that it has inspected the Premises and finds same to be substantially complete, in a tenantable condition and now suitable for Tenant's intended use.

     2. Tenant and Landlord hereby agree that all work to be done to the Premises is acceptable and that the only work remaining to be done to the Premises, all of which is of a minor nature, is as follows: ____________________ ________________________________________________________________. Such work is the responsibility of _________________________ (insert Tenant or Landlord, as the case may be) to complete and said party hereby agrees to promptly undertake the completion of same. Tenant hereby agrees that such work may be completed after it has taken occupancy of the Premises and the term of the Lease has commenced; and further, that Tenant shall not be entitled to any abatement of Tenant's Rent or other compensation as a result thereof.

     3. Tenant and Landlord hereby agree, pursuant to Section 3.2 of the Lease, that the actual Commencement Date of the term of the Lease shall be __________________________ and that the Rent, as provided for in the Lease, shall commence as of such date, and further, that the Lease will terminate at Midnight (local time) on _______________________________, if not otherwise terminated pursuant to the provisions of the Lease.

     Executed this ___________ day of ________________ , 19__.

TENANT:

CENTENE CORPORATION



By:
    ------------------------------------------


Title:
       ---------------------------------------


Date:
      ----------------------------------------


LANDLORD:

CLAYTON INVESTORS ASSOCIATES LLC

By: Insignia/ESG, Inc.
    a Delaware corporation
    Its: Agent



By:
    -------------------------------------------


Title:
       ----------------------------------------


Date:
      -----------------------------------------

                                    EXHIBIT E
                                     FORM 1
                            CONTRACTOR'S LIEN WAIVER
                            ------------------------


STATE OF MISSOURI )
                  ) SS.    WAIVER OF ACKNOWLEDGMENT
CITY OF ST. LOUIS )

     WHEREAS, _________________________ ("Contractor") has/have been employed by _________________________, as Tenant of the Premises described below, to perform construction as a general contractor upon the following described premises, to-wit:



("the Premises"), the specific terms and conditions of such employment being governed by that certain Agreement dated the _____ day of ________, 19__, and

     WHEREAS, Clayton Investors Associates LLC ("Landlord") is Landlord of the Premises.

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Contractor does hereby waive any right it may have to file any and all mechanic's liens, claim of lien or right of lien against Landlord or Landlord's interest in the Premises, provided by the statutes of the State of Missouri, upon the above described Premises or any portion thereof. Further, Contractor hereby acknowledges that Landlord has not contracted for or agreed to pay for the work or materials called for in the contract described above. Contractor agrees to look solely to Tenant or Tenant's interest in the Premises to satisfy any mechanic's lien, right, claim or causes of action which Contractor may have against Tenant arising out of the above referenced contract. Contractor shall obtain a similar waiver and acknowledgment from all subcontractors and suppliers.

     EXECUTED this ___ day of ___________, 19__.


                                               CONTRACTOR:

                                               -----------------------------

                                               By:
                                                   -------------------------



Subscribed and sworn to before me this ____ day of ____________ , 19__.

My commission expires:
                       ---------------------------------------

                                               -----------------------------
                                                               Notary Public

                                    EXHIBIT E
                                      FORM 2
                             PARTIAL WAIVER OF LIEN
                             ----------------------

                      (Subcontractor or Material Supplier)

STATE OF MISSOURI )
                  ) SS.
CITY OF ST. LOUIS )

     WHEREAS, _____________________________ ("Contractor") has/have been employed by ______________________________, as Tenant of the Premises described below, to perform construction as a general contractor upon the following described premises, to-wit:




("the Premises"), the specific terms and conditions of such employment being governed by that certain Agreement dated the _____ day of __________, 19__, and

     WHEREAS, under authority of the above mentioned Agreement, _______________ has/have employed as a subcontractor material supplier, to perform labor, to furnish materials or to do both upon the Premises or some portion thereof, the specific terms and conditions of such employment being governed by that certain Agreement dated the _____________ day of _____________ , 19__, and

     WHEREAS, Clayton Investors Associates LLC ("Landlord") is Landlord of the Premises.

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, subcontractor or material supplier does hereby waive any right it may have to file any and all mechanic's liens, claim of lien or rights of lien against Landlord or Landlord's interest in the Premises, provided by the statutes of the State of Missouri, upon the above described Premises or any portion thereof. Further, subcontractor or material supplier hereby acknowledges that Landlord has not contracted for or agreed to pay for the work or materials called for in the contract described above. Subcontractor or material supplier agrees to look solely to Tenant to satisfy any mechanic's lien, right, claim or cause of action which subcontractor or material supplier may have against Tenant arising out of the above referenced contract.

     EXECUTED this day of ___________, 19__.



                                            SUBCONTRACTOR OR
                                            MATERIAL SUPPLIER:


                                            -----------------------------

                                            By:
                                               --------------------------